UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2021

Home BancShares, Inc.

(Exact name of Registrant as Specified in Its Charter)

Arkansas	000-51904	71-0682831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

719 Harkrider, Suite 100

Conway, Arkansas 72032

(Address of Principal Executive Offices) (Zip Code)

(501) 339-2929

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HOMB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 9, 2021, Home BancShares, Inc. (the “Company”), acting pursuant to authorization from its Board of Directors, provided written notice to The Nasdaq Stock Market LLC (“Nasdaq”) of its determination to voluntarily withdraw the principal listing of the Company’s common stock, par value $0.01 per share (the “Common Stock”), from Nasdaq and transfer the listing to the New York Stock Exchange (“NYSE”). The Company expects that listing and trading of the Common Stock on Nasdaq will end at market close on November 19, 2021, and that trading will commence on the NYSE at market open on November 22, 2021.

The Common Stock has been authorized for listing on the NYSE, where it will continue to trade under the stock symbol “HOMB.”

Item 7.01  Regulation FD Disclosure.

On November 9, 2021, the Company issued a press release announcing the anticipated transfer of the principal listing of the Common Stock to the NYSE. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01  Other Events.

On November 8, 2021, the Company and its wholly-owned subsidiaries, Centennial Bank (“Centennial”) and HOMB Acquisition Sub III, Inc. (“HOMB Acquisition Sub”), entered into a Second Amendment (the “Second Amendment”) to the Agreement and Plan of Merger (the “Agreement”), dated as of September 15, 2021, as previously amended on October 18, 2021, by and among the Company, Centennial, HOMB Acquisition Sub, Happy Bancshares, Inc. (“Happy”) and its wholly-owned bank subsidiary, Happy State Bank. The Second Amendment amends the Agreement to reflect the Company’s intention to transfer the principal listing of its Common Stock to the NYSE.

The foregoing summary of the Second Amendment is not complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is attached hereto as Exhibit 2.3 and incorporated by reference herein.

Cautionary Statement

The Agreement, as amended, which has been included to provide investors with information regarding its terms, contains representations and warranties of each of the parties thereto. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties delivered in connection with the execution of the Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, or for any other purpose, at the time they were made or otherwise.

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed transaction by the Company and Happy. In connection with the proposed acquisition, the Company has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (the “Registration Statement”) to register the shares of the Company’s common stock to be issued to shareholders of Happy in connection with the transaction. The Registration Statement includes a Joint Proxy Statement of the Company and Happy and a Prospectus of the Company, as well as other relevant materials regarding the proposed merger transaction involving the Company and Happy. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND HAPPY ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by the Company at the Company’s website at http://www.homebancshares.com, Investor Relations, or by contacting Donna Townsell, by telephone at (501) 328-4625.

Participants in Solicitation

The Company and Happy and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company and Happy in connection with the merger transaction. Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2021 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on March 2, 2021. Information about the directors and executive officers of Happy and their ownership of Happy common stock is set forth in the Joint Proxy Statement/Prospectus included in the Registration Statement. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the merger transaction. Free copies of this document may be obtained as described in the preceding paragraph when it becomes available.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

2.1

Agreement and Plan of Merger, dated as of September 15, 2021, by and among Home  BancShares, Inc., Centennial Bank, Happy Bancshares, Inc., and Happy State Bank (incorporated by reference to Exhibit 2.1 of Home BancShares’s Current Report on Form 8-K filed on September 15, 2021).*

2.2

Amendment and Joinder Agreement, dated as of October 18, 2021, by and among Home Bancshares, Inc., Centennial Bank, Happy Bancshares, Inc., Happy State Bank and HOMB Acquisition Sub III, Inc. (incorporated by reference to Appendix A of Home BancShares’s registration statement on Form S-4 (File No. 333-260446) filed on October 22, 2021).

2.3

Second Amendment to the Agreement and Plan of Merger, dated as of November 8, 2021, among Home BancShares, Inc., Centennial Bank, HOMB Acquisition Sub III, Inc., Happy Bancshares, Inc. and Happy State Bank.

99.1	Press Release: Home BancShares, Inc. Announces Transfer of Listing of Common Stock to the New York Stock Exchange.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document.

*

The disclosure schedules referenced in the Agreement and Plan of Merger have been omitted pursuant to Item 601(a)(5) of SEC Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted disclosure schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.

Date:	November 9, 2021	By:	/s/ Jennifer C. Floyd
Jennifer C. Floyd
Chief Accounting Officer